TRUSTEES AND OFFICERS
   Philip W. Coolidge*, President
   H. B. Alvord
   Riley C. Gilley
   Diana R. Harrington
   Susan B. Kerley
   C. Oscar Morong, Jr.
   Donald B. Otis
   E. Kirby Warren
   William S. Woods, Jr.

   SECRETARY
   Thomas M. Lenz*

   TREASURER
   John R. Elder*
   *Affiliated Person of Administrator and Distributor

--------------------------------------------------------------------------------

   INVESTMENT ADVISER
   Citibank, N.A.
   153 East 53rd Street, New York, NY 10043

   ADMINISTRATOR AND DISTRIBUTOR
   The Landmark Funds Broker-Dealer Services, Inc.
   6 St. James Avenue, Boston, MA 02116
   (617) 423-1679

   TRANSFER AGENT AND CUSTODIAN
   State Street Bank and Trust Company
   225 Franklin Street, Boston, MA 02110

   AUDITORS
   Deloitte & Touche LLP
   125 Summer Street, Boston, MA 02110

   LEGAL COUNSEL
   Bingham, Dana & Gould
   150 Federal Street, Boston, MA 02110
--------------------------------------------------------------------------------
   SHAREHOLDER SERVICING AGENTS
   (See Inside Cover)

   This report is prepared for the information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

   FI/INTI/A/95                                  Printed on Recycled Paper


LANDMARK(SM) FUNDS
  ADVISED BY CITIBANK, N.A.



LANDMARK
INTERMEDIATE
INCOME FUND



ANNUAL
REPORT

December 31, 1995

-------------------------------------------------------------------------------
                          A Letter To Our Shareholders
-------------------------------------------------------------------------------

Dear Shareholder:

     1995 was an excellent year for the U.S. bond markets. Contrary to many investors' expectations at the end of 1994, this year was characterized by modest economic growth, low inflation and declining interest rates. This combination of economic influences was a recipe for above-average gains in the financial markets, and investors who exercised patience and discipline during 1994's difficult market conditions reaped the rewards provided by stronger markets in 1995.

     The Landmark Funds' investment adviser, Citibank, N.A., manages the Landmark Intermediate Income Fund to generate a high level of current income and preserve the value of it shareholders' investment. The Fund seeks to provide an attractive yield from a high-quality investment portfolio consisting primarily of intermediate-term securities from a number of fixed-income market sectors.

     This Annual Report reviews the Fund's investment activities and performance and provides a summary of Citibank's perspective on and outlook for the U.S. financial markets. On behalf of the Board of Trustees of the Landmark Funds, I want to thank you for your confidence and participation. We look forward to serving you in the months and years ahead.

/s/ Philip W. Coolidge
---------------------------------------
Philip W. Coolidge
President
January 20, 1996

Remember that Mutual Fund Shares:
o Are not bank deposits or FDIC insured
o Are not obligations of or guaranteed by Citibank or Citicorp Investment
  Services
o Are subject to investment risks, including possible loss of the principal amount invested.

TABLE OF CONTENTS

 1    Letter to Shareholders
-------------------------------------------------------------------------------
 2    Market Environment
      Fund Snapshot
-------------------------------------------------------------------------------
 3    Portfolio Manager
      The Portfolio Manager Responds
      Fund Quotes
-------------------------------------------------------------------------------
 4    Strategy and Outlook
      Landmark Intermediate
       Income Fund--by the Numbers
-------------------------------------------------------------------------------
 5    Fund Data
      Performance Highlights
-------------------------------------------------------------------------------
 6    Portfolio of Investments
-------------------------------------------------------------------------------
 8    Statement of Assets and Liabilities
-------------------------------------------------------------------------------
 9    Statement of Operations
-------------------------------------------------------------------------------
10    Statement of Changes in Net Assets
-------------------------------------------------------------------------------
11    Financial Highlights
-------------------------------------------------------------------------------
12    Notes to Financial Statements
-------------------------------------------------------------------------------
14    Independent Auditors' Report
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
  MARKET ENVIRONMENT
-------------------------------------------------------------------------------

     As 1995 began, most investors in the U.S. bond market were quite cautious in an environment of rising interest rates and declining security prices. Investors were especially concerned about the possibility of higher inflation, which erodes the principal value of fixed-income securities. In an effort to rein in a strong economy and prevent an acceleration of inflation, the Federal Reserve increased key short-term interest rates six times in 1994 and once again in February, 1995.

     By Spring it was apparent that the Federal Reserve's tight monetary policy was causing the economy to slow down. As the rate of economic growth moderated, investors' fears of inflation diminished. Accordingly, bond yields declined as investors became convinced that the Federal Reserve would begin to lower interest rates in order to avoid the possibility of a recession. Lower interest rates drove bond prices higher, producing a strong rally in virtually every sector of the fixed-income market.

-------------------------------------------------------------------------------
  FUND SNAPSHOT
-------------------------------------------------------------------------------

COMMENCEMENT OF OPERATIONS
June 25, 1993

NET ASSETS AS OF 12/31/95
$49.6 million

FUND OBJECTIVE
To generate a high level of current income and preserve the value of its shareholders' investments

DIVIDENDS
Paid monthly

CAPITAL GAINS
Distributed annually, if any

BENCHMARKS
o Lehman Government/Corporate Bond Index
o Lipper Intermediate Investment Grade Funds Average

INVESTMENT ADVISER
Citibank, N.A.

-------------------------------------------------------------------------------
  PORTFOLIO MANAGER
-------------------------------------------------------------------------------

MARK LINDBLOOM
Vice President, Citibank, N.A.

Mr. Lindbloom has been responsible for managing the Landmark Intermediate Income Fund since its inception in June 1993. He also manages the fixed income portion of the Balanced Portfolio and intermediate maturity fixed income portfolios for investment advisory and institutional accounts at Citibank. Prior to joining Citibank in 1986, Mr. Lindbloom was employed by Brown Brothers Harriman
& Company, where he managed discretionary corporate portfolios, holding fixed income assets.

-------------------------------------------------------------------------------
  THE PORTFOLIO MANAGER RESPONDS
-------------------------------------------------------------------------------

     The Fund was managed primarily through changes in average duration, a measure of the portfolio's sensitivity to interest rate changes, and through sector rotation, changes in the amount of assets invested in different areas of the bond market.

     As the year began, we maintained a longer-than-average duration in order to realize greater appreciation of portfolio holdings and to capture higher yields for a longer period as interest rates fell. At some points during the first half of 1995, the portfolio's average duration was as much as 120% of its "neutral" position. When it appeared at mid-year that most interest rate declines were behind us, we reduced the portfolio's duration back to the neutral range. While we may have sacrificed some yield by doing so, we reduced the risk that adverse conditions would erode the value of the portfolio.

     During the year, the majority of the Fund's assets were invested in U.S. Treasury securities to avoid the risks associated with mortgage-backed securities when interest rates decline. In a low interest rate environment, mortgage holders often prepay their loans in order to refinance at more favorable terms. The resulting return of principal to owners of mortgage securities must then be reinvested at the lower, prevailing interest rate. As the year progressed, we gradually increased our exposure to mortgage securities to capture the higher yields they provide.

-------------------------------------------------------------------------------
  FUND QUOTES FROM THE PORTFOLIO MANAGER
-------------------------------------------------------------------------------

"1995's bond market was fantastic, more similar to the market we saw in `93 than the one we saw in `94."

"During the latter part of the year, we've been adding incrementally to mortgage positions, which tend to perform well as interest rates stabilize or rise."

"We expect economic conditions to remain positive for bonds over the longer term as inflation remains low and economic growth remains moderate."

-------------------------------------------------------------------------------
  STRATEGY AND OUTLOOK
-------------------------------------------------------------------------------

     While we do not expect the bond market in 1996 to match its 1995 performance, our long term outlook is optimistic. We believe that inflation will remain relatively low, economic growth will be moderate for most of the coming year and Federal Reserve policy will remain accommodative. We believe that these factors should help create a positive environment for fixed-income securities.

     Our strategy looking forward remains unchanged. We will continue to actively manage the portfolio through changes in average duration and sector rotation in order to generate competitive levels of income and preserve capital for our shareholders.

-------------------------------------------------------------------------------
  LANDMARK INTERMEDIATE INCOME FUND
-------------------------------------------------------------------------------
  By The Numbers
-------------------------------------------------------------------------------
                        CHANGES IN PORTFOLIO COMPOSITION


Portfolio of Investments
    as of 12/31/95

Cash/Short     Asset-Backed     Mortgage       Corporate      U.S. Treasury
Term/Other     Securities     Obligations        Bonds            Issues
   6%              4%             38%             5%                47%


Compared to 12/31/94

Cash/Short    Asset-Backed    Mortgage     Corporate             U.S. Treasury
Term/Other    Securities    Obligations      Bonds    Yankees       Yankees
  (9)%            19%            29%           9%        4%           48%

-------------------------------------------------------------------------------
  FUND DATA  All Periods Ending December 31, 1995
-------------------------------------------------------------------------------

                                                                                          Total Returns
                                                                                       ------------------
                                                                                                      Since
                                                                                       One           6/25/93
                                                                                      Year        (Inception)*
                                                                                      -----          -------
Landmark Intermediate Income Fund without Sales Charge............................      16.45%         5.55%
Lipper Intermediate Investment Grade Funds Average................................      16.62%         5.93%+
Lehman Government/Corporate Bond Index............................................      19.24%         6.31%+
Landmark Intermediate Income Fund with Maximum Sales
 Charge of 4.00%..................................................................      11.80%         3.84%

*  Average Annual Total Return
+  From 6/30/93
30-Day SECYield                  5.17%
Income Dividends Per Share       $0.570


-------------------------------------------------------------------------------
  PERFORMANCE HIGHLIGHTS
-------------------------------------------------------------------------------

A $10,000 investment in the Fund made on inception date would have grown to $10,998 with sales charge (as of 12/31/95). The graph shows how this compares to our benchmarks over the same period.

The graph includes the initial sales charge on the Fund (no comparable charge exists for the other indices) and assumes all dividends and distributions from the Fund are reinvested at Net Asset Value.

                               INTERMEDIATE INCOME

                      Landmark
                    Intermediate      Landmark      Lipper
                       Income        Intermediate Intermediate
                       Fund -          Income      Investment    Lehman
                      Without        Fund - With     Grade      Aggregate
                       Sales            Sales        Funds     Bond Index
                       Charge          Charge       Average    (Unmanaged)

                      $10,000         $9,600       $10,000       $10,000
    Jun-93            $10,030         $9,629       $10,000       $10,000
    Jul-93            $10,073         $9,670       $10,042       $10,057
    Aug-93            $10,325         $9,912       $10,228       $10,233
    Sep-93            $10,406         $9,989       $10,268       $10,261
    Oct-93            $10,416         $9,999       $10,301       $10,299
    Nov-93            $10,246         $9,836       $10,209       $10,211
    Dec-93            $10,299         $9,887       $10,257       $10,266
    Jan-94            $10,445        $10,027       $10,387       $10,405
    Feb-94            $10,215         $9,806       $10,202       $10,224
    Mar-94             $9,968         $9,569        $9,980        $9,971
    Apr-94             $9,868         $9,473        $9,890        $9,891
    May-94             $9,841         $9,447        $9,875        $9,890
    Jun-94             $9,810         $9,417        $9,856        $9,869
    Jul-94             $9,976         $9,577       $10,004       $10,065
    Aug-94            $10,003         $9,603       $10,024       $10,077
    Sep-94             $9,836         $9,442        $9,911        $9,929
    Oct-94             $9,798         $9,406        $9,896        $9,920
    Nov-94             $9,760         $9,370        $9,867        $9,898
    Dec-94             $9,838         $9,445        $9,915        $9,967
    Jan-95            $10,021         $9,620       $10,072       $10,164
    Feb-95            $10,249         $9,839       $10,282       $10,406
    Mar-95            $10,322         $9,909       $10,346       $10,469
    Apr-95            $10,439        $10,021       $10,479       $10,616
    May-95            $10,930        $10,492       $10,849       $11,027
    Jun-95            $10,992        $10,552       $10,917       $11,107
    Jul-95            $10,941        $10,503       $10,888       $11,083
    Aug-95            $11,039        $10,597       $11,010       $11,217
    Sep-95            $11,159        $10,713       $11,107       $11,326
    Oct-95            $11,199        $10,751       $11,244       $11,473
    Nov-95            $11,310        $10,857       $11,402       $11,645
    Dec-95            $11,456        $10,998       $11,547       $11,808

Notes: All Fund performance numbers represent past performance, and are no guarantee of future results. The Fund's share price and investment return will fluctuate, so that the value of an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns include change in share price and reinvestment of dividends and distributions, if any. Total return figures "with sales charge" are provided in accordance with SEC guidelines for comparative purposes for prospective investors.

-------------------------------------------------------------------------------
  Landmark Intermediate Income Fund
-------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS  December 31, 1995
-------------------------------------------------------------------------------

                                            PRINCIPAL
                                             AMOUNT
ISSUER                                   (000's OMITTED)             VALUE
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
FIXED-INCOME - 94.2%
-------------------------------------------------------------------------------

ASSET BACKED SECURITIES--4.3%
First USA Credit Card
 6.078% due 10/15/01 ....................   $ 2,000                $1,998,740

GMAC 1992 E Grantor Trust
 4.75% due 8/15/97 ......................       116                   115,293
                                                                   ----------
                                                                    2,114,033
                                                                   ----------
MORTGAGE OBLIGATIONS--38.5%
COLLATERALIZED MORTGAGE OBLIGATIONS--14.0%
Asset Securitization Corp. Series 95
 7.384% due 8/13/29 .....................     1,000                 1,042,500
Federal Home Mortgage Corp.
 6.00% due 12/15/08 .....................     1,700                 1,599,063
Lehman Brothers Mortgage Trust
 7.144% due 8/25/04 .....................     1,995                 2,075,273
Nomura Asset Securities Corp.
 8.15% due 4/4/27........................     2,000                 2,215,625
                                                                   ----------
                                                                    6,932,461
                                                                   ----------
MORTGAGE BACKED SECURITIES--15.6%
Federal Home Loan Mortgage Association
 8.50% due 4/01/01.......................        45                    46,266
Federal National Mortgage Association
 6.00% due 9/01/00.......................     1,723                 1,725,506
 8.00% due 6/01/02.......................        23                    23,953
 6.50% due 8/01/25.......................     1,225                 1,210,685
 6.50% due 9/01/25.......................       722                   713,223
Federal Home Mortgage Corp (TBA)
 6.50% due 11/01/08......................     4,000                 4,021,240
                                                                   ----------
                                                                    7,740,873
                                                                   ----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION--8.9%
 8.25% due 7/15/05......................    $   676                $  702,688
 8.00% due 12/15/07.....................        120                   127,131
 8.00% due 1/15/25......................          2                     1,736
 6.50% due 10/20/25 (TBA)...............      1,563                 1,591,877
 6.00% due 1/15/99 (TBA)................      2,000                 2,018,125
                                                                   ----------
                                                                    4,441,557
                                                                   ----------
TOTAL MORTGAGE OBLIGATIONS                                         19,114,891
                                                                  -----------
DOMESTIC CORPORATE BONDS--4.8%
K-mart Corp.
 12.50% due 1/3/05......................        400                   349,540
US West Capital Funding Inc.
 6.31% due 1/11/05......................      2,000                 2,043,140
                                                                   ----------
                                                                    2,392,680
                                                                   ----------
UNITED STATES GOVERNMENT
 OBLIGATIONS--46.6%

UNITED STATES TREASURY BONDS--7.4%
 7.625% due 2/15/25.....................     3,000                  3,668,430
                                                                   ----------

UNITED STATES TREASURY NOTES--39.2%
 4.00% due 1/31/96.........................    125                    124,882
 6.125% due 7/31/00........................  6,500                  6,690,905
 6.25% due 8/31/00.........................  5,000                  5,172,650
 6.50% due 5/15/05.........................  5,000                  5,319,550
 6.50% due 8/15/05.........................  2,000                  2,130,620
                                                                   ----------
                                                                   19,438,607
                                                                   ----------
TOTAL UNITED STATES
 GOVERNMENT OBLIGATIONS                                            23,107,037
                                                                   ----------
TOTAL FIXED INCOME
 (Identified Cost $45,714,010)                                    $46,728,641
                                                                  -----------
-------------------------------------------------------------------------------
 SHORT TERM OBLIGATIONS--17.1%
-------------------------------------------------------------------------------
Dresdner Bank Repurchase Agreement
 5.93% due 1/2/96, proceeds
 at maturity $1,635,077
 (secured by $1,020,000 U.S.
 Treasury Bond 11.25% due 2/15/15)                                $ 1,634,000
United States Treasury Bill
 5.025% due 6/13/96 ....................... $7,000                  6,839,758
                                                                  -----------

TOTAL SHORT-TERM OBLIGATIONS
 AT AMORTIZED COST                                                  8,473,758
                                                                  -----------

TOTAL INVESTMENTS
 (Identified Cost $54,187,768)............. 111.3%                $55,202,399
OTHER ASSETS -
 LESS LIABILITIES .............             (11.3%)                (5,584,577)
                                            ------                ------------
NET ASSETS .....................            100.0%                $49,617,822
                                            =====                 ===========


TBA's are mortgage-backed securities traded under delayed delivery commitments, settling after December 31, 1995. Although the unit price for the trade has been established, the principal value has not been finalized. However, the amount of the commitment will not fluctuate more than 2% from the principal amount. Income on TBA's is not earned until settlement date.

See notes to financial statements.

-------------------------------------------------------------------------------
  Landmark Intermediate Income Fund
-------------------------------------------------------------------------------
  STATEMENT OF ASSETS AND LIABILITIES December 31, 1995
-------------------------------------------------------------------------------

ASSETS:
Investments, at value (Note 1A)(Identified Cost, $54,187,768)..............                        $55,202,399
Cash.......................................................................                                262
Interest receivable and other assets.......................................                            570,634
                                                                                                   -----------
    Total assets...........................................................                         55,773,295
                                                                                                   -----------
LIABILITIES:
Payable for securities purchased...........................................                          6,015,000
Payable for shares of beneficial interest repurchased......................                             68,153
Payable to affiliates:
  Investment advisory fee (Note 2).........................................      $ 3,270
  Shareholder Servicing Agents' fee (Note 3B)..............................       10,495                13,765
Accrued expenses and other liabilities.....................................      -------                58,555
                                                                                                   -----------
    Total liabilities......................................................                          6,155,473
                                                                                                   -----------
NET ASSETS for 5,079,977 shares of beneficial interest outstanding.........                        $49,617,822
                                                                                                   ===========

NET ASSETS CONSIST OF:
Paid-in capital............................................................                        $51,013,521
Accumulated net realized loss on investments...............................                        (2,429,023)
Unrealized appreciation of investments.....................................                          1,014,631
Undistributed net investment income........................................                             18,693
                                                                                                   -----------
    Total..................................................................                        $49,617,822
                                                                                                   ===========

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE OF BENEFICIAL INTEREST......                             $ 9.77
                                                                                                        ======

COMPUTATION OF OFFERING PRICE:
Maximum Offering Price per share based on a 4.00% sales
 charge ($9.77 / 0.96)                                                                                  $10.18
                                                                                                        ======

See notes to financial statements

-------------------------------------------------------------------------------
  Landmark Intermediate Income Fund
-------------------------------------------------------------------------------
  STATEMENT OF OPERATIONS
  For the Year Ended December 31, 1995
-------------------------------------------------------------------------------

INVESTMENT INCOME (Note 1B)................................................                         $3,360,077

EXPENSES:
Shareholder servicing agents' fees (Note 3B)...............................         $195,673
Investment advisory fees (Note 2)..........................................          171,213
Administrative fees (Note 3A)..............................................           97,836
Shareholder reports........................................................           43,156
Custodian fees.............................................................           65,340
Auditing services..........................................................           32,800
Legal services.............................................................           22,795
Distribution fees (Note 4).................................................           24,459
Trustees fees..............................................................           18,434
Transfer agent fees........................................................           12,000
Miscellaneous..............................................................           10,422
                                                                                     -------
         Total expenses....................................................          694,128

Less aggregate amount waived by Investment Adviser, Administrator,
 Shareholder Servicing Agents and Distributor (Notes 2, 3A, 3B, and 4).....         (251,648)
Less fees paid indirectly (Note 1G)........................................           (2,225)
                                                                                     -------
        Net expenses.......................................................                            440,255
                                                                                                    ----------
        Net investment income..............................................                          2,919,822
                                                                                                    ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain from investment transactions.............................                          2,369,867
Unrealized appreciation (depreciation) of investments:
      Beginning of period..................................................       (1,108,185)
      End of period........................................................        1,014,631
                                                                                  ----------
Net change in unrealized appreciation (depreciation) of investments........                          2,122,816
                                                                                                    ----------
Net realized and unrealized gain (loss) on investments.....................                          4,492,683
                                                                                                    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.......................                         $7,412,505
                                                                                                    ==========

See notes to financial statements

-------------------------------------------------------------------------------
  Landmark Intermediate Income Fund
-------------------------------------------------------------------------------
  STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                                                        Year Ended
                                                                                       December 31,
                                                                                ---------------------------
                                                                                  1995             1994
                                                                                --------          ---------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income.....................................................     $ 2,919,822      $ 2,940,876
Net realized gain (loss) from investment transactions.....................       2,369,867       (4,798,890)
Net change in unrealized appreciation (depreciation) of investments.......       2,122,816         (730,406)
                                                                               -----------      -----------
        Net increase (decrease) in net assets resulting from operations...       7,412,505       (2,588,420)
                                                                               -----------      -----------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS FROM:
Net investment income.....................................................      (2,928,567)      (2,912,776)
Net realized gain on investments..........................................           --             (90,585)
                                                                               -----------      -----------
        Decrease in net assets from distributions declared to shareholders      (2,928,567)      (3,003,361)
                                                                               -----------      -----------

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST (Note 6):
Net proceeds from sale of shares..........................................         902,835        1,241,851
Net asset value of shares issued to
  shareholders from reinvestment of distributions.........................       2,894,283        2,973,424
Cost of shares repurchased................................................      (6,244,911)     (12,224,541)
                                                                                ----------      -----------
        Net decrease in net assets from transactions in
          shares of beneficial interest                                         (2,447,793)      (8,009,266)
                                                                                ----------      -----------
NET INCREASE (DECREASE) IN NET ASSETS ....................................       2,036,145      (13,601,047)

NET ASSETS:
Beginning of period.......................................................      47,581,677       61,182,724
                                                                                ----------       ----------
End of period (including undistributed net investment income of
  $18,693 and $28,100, respectively)......................................     $49,617,822      $47,581,677
                                                                               ===========      ===========

See notes to financial statements

  Landmark Intermediate Income Fund
--------------------------------------------------------------------------------
  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                For the Period
                                                                  Year Ended                    June 25, 1993
                                                                  December 31,                (Commencement of
                                                           ---------------------------         Operations) to
                                                            1995                1994          December 31, 1993
                                                           ------              -------        -------------------

Net Asset Value, beginning of period...........            $ 8.91              $ 9.88               $10.00
                                                           ------              ------               ------
Income From Operations:
Net investment income..........................              0.57               0.521                0.261
Net realized and unrealized gain (loss) on investments       0.86              (0.959)               0.037
                                                           ------              ------               ------
        Total from operations..................              1.43              (0.438)               0.298
                                                           ------              ------               ------
Less Distributions From:
    Net investment income......................             (0.57)             (0.516)              (0.261)
    In excess of net investment income.........               --                 --                 (0.006)
    Net realized gain on investments...........               --               (0.016)              (0.151)
                                                            -----               -----                -----
    Total distributions........................             (0.57)             (0.532)              (0.418)
                                                            -----               -----                -----
    Net Asset Value, end of period.............            $ 9.77             $ 8.910              $ 9.880
                                                           ======             =======              =======

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)......           $49,618             $47,582              $61,183
Ratio of expenses to average net assets........              0.90%              0.90%                0.90%*
Ratio of net investment income to average net assets         5.97%              5.52%                4.95%*
Portfolio turnover.............................               396%               291%                 103%
Total return...................................             16.45%            (4.48)%               2.99%+

    Note: If Agents of the Fund had not voluntarily agreed to waive a portion of their fees for the periods indicated and the expenses were not reduced for fees paid indirectly for the fiscal year ended December 31, 1995, the net investment income per share and the ratios would have been as follows:

Net investment income per share................             $0.52              $0.475              $ 0.236
Ratios:
Expenses to average net assets.................             1.42%               1.39%                1.38%*
Net investment income to average net assets....             5.45%               5.03%                4.47%*

*Annualized
+Not annualized

See notes to financial statements

-------------------------------------------------------------------------------
  Landmark Intermediate Income Fund
-------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

(1) SIGNIFICANT ACCOUNTING POLICIES
Landmark Intermediate Income Fund (the "Fund") is a separate diversified series of Landmark Fixed Income Funds (the "Trust") which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Investment Adviser of the Fund is Citibank, N.A. ("Citibank"). The Landmark Funds Broker-Dealer Services, Inc. ("LFBDS") acts as the Fund's Administrator and Distributor. Citibank also serves as Sub-Administrator and makes Fund shares available to customers as Shareholder Servicing Agent.

The significant accounting policies consistently followed by the Fund are in conformity with generally accepted accounting principles and are as follows:

A. INVESTMENT SECURITY VALUATIONS -- Debt securities (other than short-term obligations maturing in 60 days or less) are valued on the basis of valuations furnished by a pricing service, which takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of the securities. Short-term obligations (maturing in 60 days or less) are valued at amortized cost, which approximates market value. Securities, if any, for which there are no such valuations or quotations are valued at fair value as determined in good faith by or under guidelines established by the Trustees.

B. INCOME -- Interest income is determined on the basis of interest accrued and discount earned, adjusted for amortization of premium or discount on long-term debt securities when required for Federal income tax purposes. Gain and loss from principal paydowns are recorded as ordinary income.

C. FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investment transactions. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 1995, the Fund, for federal income tax purposes, had a capital loss carryover of $2,182,200, which will expire December 31, 2002. Such capital loss carryover will reduce the Fund's taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax.

D. EXPENSES -- The Fund bears all costs of its operations other than expenses specifically assumed by Citibank and LFBDS. Expenses incurred by the Trust with respect to any two or more funds or series are allocated in proportion to the average net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

E. DISTRIBUTIONS -- The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

F. OTHER -- Investment transactions are accounted for on the date the investments are purchased or sold. Realized gains and losses are determined on the identified cost basis. Distributions to shareholders and shares issuable to shareholders electing to receive distributions in shares are recorded on the ex-dividend date.

G. FEES PAID INDIRECTLY -- The Fund's custodian bank calculates its fees based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expense on the Statement of Operations.

(2) INVESTMENT ADVISORY FEES
The investment advisory fee paid to Citibank, as compensation for overall investment management services, amounted to $171,213, of which $115,475 was voluntarily waived for the year ended December 31, 1995. The investment advisory fee is computed at the annual rate of 0.35% of average daily net assets.

(3) ADMINISTRATIVE SERVICES PLAN
The Trust has adopted an Administrative Services Plan (the "Administrative Services Plan") which provides that the Trust on behalf of the Fund may obtain the services of an Administrator, one or more Shareholder Servicing Agents and other Servicing Agents, and may enter into agreements providing for the payment of fees for such services. Under the Administrative Services Plan, the aggregate of the fee paid to the Administrator from the Fund, the fees paid to the Shareholder Servicing Agents from the Fund under such Plan and the Basic Distribution Fee paid from the Fund to the Distributor under the Distribution Plan may not exceed 0.65% of the Fund's average daily net assets on an annualized basis for the Fund's then current fiscal year.

A. ADMINISTRATIVE FEES -- Under the terms of an Administrative Services Agreement, the administrative services fee payable to the Administrator, as compensation for overall administrative services and general office facilities, is computed at an annual rate of 0.25% of the Fund's average daily net assets, provided that the aggregate of any such fees paid to the Administrator and the basic distribution fees paid to the Distributor may not exceed an amount equal to 0.25% of the Fund's average daily net assets. The Administrator received fees, computed at an annual rate of 0.20% of the Fund's average daily net assets which amounted to $97,836, of which $38,337 was voluntarily waived for the year ended December 31, 1995. Citibank acts as Sub-Administrator and performs such duties and receives such compensation from LFBDS as from time to time is agreed to by LFBDS and Citibank. The Fund pays no compensation directly to any Trustee or any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Fund from the Administrator or its affiliates. Certain of the officers and a Trustee of the Fund are officers or directors of the Administrator or its affiliates.

B. SHAREHOLDER SERVICING AGENTS FEES -- The Fund has entered into shareholder servicing agreements with each Shareholder Servicing Agent pursuant to which the Shareholder Servicing Agent acts as an agent for its customers and provides other related services. For their services, each Shareholder Servicing Agent receives fees from the Fund, which may be paid periodically, but may not exceed, on an annualized basis, an amount equal to 0.40% of the average daily net assets of the Fund represented by shares owned during the period by investors for whom such Shareholder Servicing Agent maintains a servicing relationship. Shareholder Servicing Agents' fees amounted to $195,673, of which $73,377 was voluntarily waived for the year ended December 31, 1995.

(4) DISTRIBUTION FEES
The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, under which the Fund reimburses the Distributor for expenses incurred or anticipated in connection with sales of shares of the Fund, at an annual rate not to exceed 0.15% of the Fund's average daily net assets for distribution of the Fund's shares. The Distributor may also receive an additional fee from the Fund not to exceed 0.05% of the Fund's average daily net assets in anticipation of, or as reimbursement for, advertising expenses incurred by the Distributor in connection with the sale of shares of the Fund. No payment of such additional fees has been made during the period. Under the Administrative Services Plan, the distribution fees were computed at an annual rate of 0.05% of the Fund's average daily net assets, and amounted to $24,459, all of which was voluntarily waived for the year ended December 31, 1995.

(5) PURCHASES AND SALES OF INVESTMENTS

Purchases and sales of securities, other than short-term obligations, aggregated $191,463,517 and $200,113,412, respectfully, for the year ended December 31, 1995.

(6) SHARES OF BENEFICIAL INTEREST
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in shares of beneficial interest were as follows:

                                                              Year Ended
                                                             December 31,
                                                        ---------------------
                                                         1995           1994
                                                        ------       --------
Shares sold                                             94,442        129,167
Shares issued to shareholders from
  reinvestment of distributions                        306,199        322,052
Shares repurchased                                    (662,943)    (1,304,223)
                                                       -------      ---------
Net decrease                                          (262,302)      (853,004)
                                                       =======       ========

(7) FEDERAL INCOME TAX BASIS OF INVESTMENTS

The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 1995, as computed on a federal income tax basis, are as follows:

Aggregate cost                                    $54,218,706
                                                  ===========
Gross unrealized appreciation                     $ 1,180,221
Gross unrealized depreciation                        (165,590)
                                                  -----------
    Net unrealized appreciation                   $ 1,014,631
                                                  ===========

(8) LINE OF CREDIT
The Fund, along with other Landmark Funds entered into an ongoing agreement with a bank which allows the Funds collectively to borrow up to $40 million for temporary or emergency purposes. Interest on borrowings, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. In addition, the $15 million committed portion of the line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the year ended December 31, 1995, the commitment fee allocated to the Fund was $263. Since the line of credit was established there have been no borrowings.

--------------------------------------------------------------------------------
Landmark Intermediate Income Fund
--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

TO THE TRUSTEES AND SHAREHOLDERS OF LANDMARK
INTERMEDIATE INCOME FUND:

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Landmark Intermediate Income Fund (the "Fund"), a separate series of Landmark Fixed Income Funds (the "Trust") (a Massachusetts business trust), as of December 31, 1995, and the related statement of operations for the year then ended, and the statement of changes in net assets for the years ended December 31, 1995 and 1994 and the financial highlights for the two years ended December 31, 1995 and 1994 and for the period from June 25, 1993 (Commencement of Operations) to December 31, 1993. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of December 31, 1995, by correspondence with the Custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Landmark Intermediate Income Fund at December 31, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 1, 1996

-------------------------------------------------------------------------------
  SHAREHOLDER
  SERVICING AGENTS
-------------------------------------------------------------------------------

FOR CITIBANK NEW YORK RETAIL BANKING AND
BUSINESS AND PROFESSIONAL CUSTOMERS:
Citibank, N.A.
450 West 33rd Street, New York, NY 10001
(212) 564-3456 or (800) 846-5300

FOR CITIGOLD CUSTOMERS:
Citibank, N.A.
Citigold
P.O. Box 5130, New York, NY 10150-5130
Call Your Citigold Executive or, in NY or CT, (800) 285-1701
For all other states, (800) 285-1707

FOR PRIVATE BANKING CLIENTS:
Citibank, N.A.
The Citibank Private Bank
153 East 53rd Street, New York, NY 10043
Call Your Citibank Private Banking Account Officer,
Registered Representative or (212) 559-5959

FOR CITIBANK GLOBAL ASSET MANAGEMENT CLIENTS:
Citibank, N.A.
Citibank Global Asset Management
153 East 53rd Street, New York, NY 10043
(212) 559-7117

FOR NORTH AMERICAN INVESTOR SERVICES CLIENTS:
Citibank, N.A.
111 Wall Street, New York, NY 10043
Call Your Account Manager or (212) 657-9100

FOR CITICORP INVESTMENT SERVICES CUSTOMERS:
Citicorp Investment Services
One Court Square, Long Island City, NY 11120
Call Your Investment Consultant or (800) 846-5200
(212) 736-8170 in New York City

LANDMARK
FUNDS

MONEY MARKET FUNDS:

Cash Reserves
Premium Liquid Reserves
Institutional Liquid Reseves

U.S. Treasury Reserves
Premium U.s. Treasury Reserves
Institutional U.S. Treasury Reserves

Tax Free Reserves
California Tax Free Reserves
Connecticut Tax Free Reserves
New York Tax Free Reserves

STOCK & BOND FUNDS:

U.S. Government Income Fund
Intermediate Income Funds
National Tax Free Income Fund
New York Tax Free Income Fund

Balanced Fund
Equity Fund
International Equity Fund
Small Cap Equity Fund
Emerging Asian Markets Equity Fund

   TRUSTEES AND OFFICERS
   Philip W. Coolidge*, President
   H. B. Alvord
   Riley C. Gilley
   Diana R. Harrington
   Susan B. Kerley
   C. Oscar Morong, Jr.
   Donald B. Otis
   E. Kirby Warren
   William S. Woods, Jr.

   SECRETARY
   Thomas M. Lenz*

   TREASURER
   John R. Elder*

   *Affiliated Person of Administrator and Distributor

--------------------------------------------------------------------------------

   INVESTMENT ADVISER
   (OF GOVERNMENT INCOME
   PORTFOLIO)
   Citibank, N.A.
   153 East 53rd Street, New York, NY 10043

   ADMINISTRATOR AND DISTRIBUTOR
   The Landmark Funds Broker-Dealer Services, Inc.
   6 St. James Avenue, Boston, MA 02116
   (617) 423-1679

   TRANSFER AGENT
   State Street Bank and Trust Company
   225 Franklin Street, Boston, MA 02110

   CUSTODIAN
   Investors Bank and Trust Company
   One Lincoln Plaza, Boston, MA 02111

   AUDITORS
   Price Waterhouse LLP
   160 Federal Street, Boston, MA 02110

   LEGAL COUNSEL
   Bingham, Dana & Gould
   150 Federal Street, Boston, MA 02110
--------------------------------------------------------------------------------
   SHAREHOLDER SERVICING AGENTS
   (See Inside Cover)

   This report is prepared for the information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

   FI/USG/A/95                                    Printed on Recycled Paper


LANDMARK(SM) FUNDS
  ADVISED BY CITIBANK, N.A.



LANDMARK
U.S. GOVERNMENT
INCOME FUND



ANNUAL
REPORT

December 31, 1995

--------------------------------------------------------------------------------
                          A LETTER TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholder:

     1995 was an excellent year for the U.S. bond market. Contrary to many investors' expectations at the end of 1994, this year was characterized by modest economic growth, low inflation and declining interest rates. This combination of economic influences was a recipe for above-average gains in the financial markets, and investors who exercised patience and discipline during 1994's difficult market conditions reaped the rewards provided by stronger markets in 1995.

     The Landmark Funds' investment adviser, Citibank, N.A., manages the Landmark U.S. Government Income Fund to generate current income and to preserve the value of its shareholders' investment. Through its investment in Government Income Portfolio, the Fund seeks to provide an attractive yield, a competitive expense ratio and a high-quality investment portfolio consisting solely of securities backed by the full faith and credit of the U.S. government.

     This Annual Report reviews the Portfolio's investment activities and performance and provides a summary of Citibank's perspective on and outlook for the U.S. financial markets. On behalf of the Board of Trustees of the Landmark Funds, I want to thank you for your confidence and participation. We look forward to serving you in the months and years ahead.

    Philip W. Coolidge


/s/ Philip W. Coolidge

President
January 20, 1996

Remember that Mutual Fund Shares:
o  Are not bank deposits or FDIC insured
o  Are not obligations of or guaranteed by Citibank or Citicorp Investment
   Services
o Are subject to investment risks, including possible loss of the principal amount invested


---------------------------------------------------------------------------
TABLE OF CONTENTS
1    Letter to Shareholders
---------------------------------------------------------------------------
2    Market Environment
     Fund Snapshot
---------------------------------------------------------------------------
3    Portfolio Manager
     The Portfolio Manager Responds
---------------------------------------------------------------------------
4    Fund Quotes
     Strategy and Outlook
---------------------------------------------------------------------------
5    Fund Data
     Performance Highlights
---------------------------------------------------------------------------
6    Statement of Assets and Liabilities
---------------------------------------------------------------------------
7    Statement of Operations
---------------------------------------------------------------------------
8    Statement of Changes in Net Assets
---------------------------------------------------------------------------
9    Financial Highlights
---------------------------------------------------------------------------
10   Notes to Financial Statements
---------------------------------------------------------------------------
12   Independent Auditors' Report
     Fund Quotes

LANDMARK U.S. GOVERNMENT
INCOME FUND

GOVERNMENT INCOME PORTFOLIO
---------------------------------------------------------------------------
13   Portfolio of Investments
---------------------------------------------------------------------------
14   Statement of Assets and Liabilities
     Statement of Operations
---------------------------------------------------------------------------
15   Statement of Changes in Net Assets
     Financial Highlights
---------------------------------------------------------------------------
16   Notes to Financial Statements
---------------------------------------------------------------------------
18   Independent Auditors' Report
---------------------------------------------------------------------------

--------------------------------------------------------------------------------
 MARKET ENVIRONMENT
--------------------------------------------------------------------------------

     As 1995 began, most investors in the U.S. bond market were quite cautious in an environment of rising interest rates and declining security prices. Investors were especially concerned about the possibility of higher inflation, which erodes the principal value of fixed-income securities. In an effort to rein in a strong economy and prevent an acceleration of inflation, the Federal Reserve increased key short-term interest rates six times in 1994 and once again in February, 1995.

     By Spring it was apparent that the Federal Reserve's tight monetary policy had caused the economy to slow down. As the rate of economic growth moderated, investors' fears of inflation diminished. Accordingly, bond yields declined as investors became convinced that the Federal Reserve would begin to lower interest rates in order to avoid the possibility of a recession. Lower interest rates drove bond prices higher, producing a strong rally in virtually every sector of the fixed-income market.


--------------------------------------------------------------------------------
 FUND SNAPSHOT
--------------------------------------------------------------------------------

COMMENCEMENT OF OPERATIONS
September 8, 1986

NET ASSETS AS OF 12/31/95
$35.3 million

FUND OBJECTIVE
To generate current income and preserve the value of its shareholders' investment.

DIVIDENDS
Paid monthly, if any

CAPITAL GAINS
Paid annually, if any

BENCHMARKS
o Lipper Short U.S. Government Funds Average
o Lehman 1-5 Year U.S. Treasury Index

INVESTMENT ADVISER,
GOVERNMENT INCOME PORTFOLIO
Citibank, N.A.


--------------------------------------------------------------------------------
 PORTFOLIO MANAGER
--------------------------------------------------------------------------------

THOMAS HALLEY
Vice President, Citibank, N.A.

Mr. Halley has been responsible for managing the Portfolio since its inception after serving as the manager of the Fund since December 1988. He also manages other commingled investment funds at Citibank as well as institutional insurance portfolios.

Mr. Halley authors the commentary on economic trends for Citibank Global Asset Management publications. Prior to joining Citibank in 1988, Mr. Halley was a Senior Fixed Income Portfolio Manager with Brown Brothers Harriman & Company. He has more than 20 years of experience in the management of taxable fixed income investments.


--------------------------------------------------------------------------------
 THE PORTFOLIO MANAGER RESPONDS
--------------------------------------------------------------------------------

     The Fund was managed primarily through changes in average duration, a measure of the portfolio's sensitivity to interest rate changes, and through sector rotation, changes in the amount of assets invested in different areas of the bond market.

     As the year began, we maintained a longer-than-average duration in order to maintain higher yields for a longer period as interest rates fell. When it became apparent at mid-year that most interest-rate declines were behind us, we reduced the Portfolio's duration to the neutral range. While we may have sacrificed some yield by doing so, we reduced the risk that adverse conditions would erode the value of the Portfolio.

     When the year began, the majority of the Portfolio's assets were invested in U.S. Treasury securities to avoid the risks associated with mortgage-backed securities when interest rates decline. In a low interest rate environment, mortgage holders often prepay their loans in order to refinance at more favorable terms. The resulting return of principal to owners of mortgage securities must then be reinvested at the lower, prevailing interest rate. As the year progressed, however, and we became convinced that most interest-rate declines were already incorporated into the market, we gradually increased our exposure to mortgage securities backed by the Government National Mortgage Association (GNMA) in order to capture the higher yields they typically provide.


--------------------------------------------------------------------------------
 FUND QUOTES FROM THE PORTFOLIO MANAGER
--------------------------------------------------------------------------------

"To say that the bond market had a heck of a year in 1995 is an understatement."

"As the U.S. dollar improved, the market started to see inflows from Japan. Plus, the prospect of a balanced federal budget would allow the Fed to ease monetary policy. These factors culminated in a dramatic decline in interest rates."

"In mid-year, we began to increase our exposure to mortgage securities because they offered good value compared to U.S. Treasury securities."


--------------------------------------------------------------------------------
 STRATEGY AND OUTLOOK
--------------------------------------------------------------------------------

     We do not expect the bond market in 1996 to match its 1995 performance. In fact, our near-term outlook suggests caution until data reveal more about the economy's direction. In addition, as of year-end 1995, unresolved negotiations between Congress and the White House regarding a deficit-reduction package have created some uncertainty in the market. Over the longer term, however, we are optimistic. We believe that inflation will remain relatively low, economic growth will be moderate for most of the coming year and Federal Reserve policy will remain accommodative. In our judgement, these factors should help create a positive environment for fixed-income securities.

     Our strategy looking forward remains unchanged. We will continue to actively manage the portfolio through changes in average duration and sector rotation in order to generate competitive levels of income and preserve capital for our shareholders.

--------------------------------------------------------------------------------
 FUND DATA    All Periods ended December 31, 1995
--------------------------------------------------------------------------------
                                                             TOTAL RETURNS
                                                        ------------------------
                                                                       SINCE
                                                        ONE     FIVE   9/8/86
                                                       YEAR    YEARS* INCEPTION*
                                                       ----    -----  ----------
Landmark U.S. Government Income Fund
  without Sales Charge..........................       11.48%   6.90%    6.63%
Lipper Short U.S. Government Funds Average......       11.25%   6.61%    6.70%+
Lehman 1-5 Year U.S. Treasury Index.............       12.71%   7.58%    7.66%+
Landmark U.S. Government Income Fund
    with Maximum Sales Charge of 1.50%..........        9.81%   6.58%    6.46%

*Average Annual Total Return.
+From 8/31/86

30-Day SEC Yield              4.96%
Income Dividends Per Share   $0.543


-------------------------------------------------------------------------------
 Performance Highlights
-------------------------------------------------------------------------------

A $10,000 investment in the Fund made on inception date would have grown to $17,925 with sales charge (as of 12/31/95). The graph shows how this compares to our benchmarks over the same period.

The graph includes the initial sales charge on the Fund (no comparable charge exists for the other indices) and assumes all dividends and distributions from the Fund are reinvested at Net Asset Value.

Notes: All Fund performance numbers represent past performance, and are no guarantee of future results. The Fund's share price and investment return will fluctuate, so that the value of an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns include change in share price and reinvestment of dividends and distributions, if any. Total return figures "with sales charge" are provided in accordance with SEC guidelines for comparative purposes for prospective investors.

                           US GOVT. INCOME FUND

                      Landmark
                        U.S.       Landmark
                     Government       U.S.
                       Income      Government    Lipper Short   Lehman 1-5
                       Fund -        Income        Term US        Yr. US
                      Without      Fund - With    Government     Treasury
                       Sales          Sales         Funds         Index
                       Charge        Charge        Average     (Unmanaged)

                      $10,000         $9,850       $10,000       $10,000
    Sep-86             $9,660         $9,515        $9,975        $9,958
    Oct-86             $9,682         $9,537       $10,085       $10,064
    Nov-86             $9,847         $9,700       $10,193       $10,135
    Dec-86             $9,881         $9,733       $10,225       $10,156
    Jan-87             $9,982         $9,832       $10,322       $10,233
    Feb-87            $10,053         $9,902       $10,383       $10,283
    Mar-87             $9,985         $9,835       $10,373       $10,289
    Apr-87             $9,792         $9,646       $10,208       $10,176
    May-87             $9,788         $9,641       $10,212       $10,178
    Jun-87             $9,909         $9,761       $10,325       $10,293
    Jul-87             $9,904         $9,755       $10,353       $10,338
    Aug-87             $9,866         $9,718       $10,348       $10,339
    Sep-87             $9,655         $9,511       $10,263       $10,266
    Oct-87             $9,965         $9,816       $10,492       $10,502
    Nov-87            $10,025         $9,874       $10,555       $10,572
    Dec-87            $10,151         $9,999       $10,634       $10,653
    Jan-88            $10,479        $10,322       $10,860       $10,851
    Feb-88            $10,619        $10,459       $10,965       $10,950
    Mar-88            $10,523        $10,365       $10,953       $10,946
    Apr-88            $10,495        $10,337       $10,956       $10,948
    May-88            $10,455        $10,298       $10,938       $10,921
    Jun-88            $10,633        $10,473       $11,060       $11,053
    Jul-88            $10,592        $10,433       $11,062       $11,044
    Aug-88            $10,574        $10,415       $11,079       $11,056
    Sep-88            $10,744        $10,583       $11,222       $11,208
    Oct-88            $10,869        $10,706       $11,341       $11,337
    Nov-88            $10,780        $10,618       $11,294       $11,278
    Dec-88            $10,785        $10,624       $11,314       $11,292
    Jan-89            $10,922        $10,758       $11,413       $11,386
    Feb-89            $10,818        $10,656       $11,407       $11,366
    Mar-89            $10,856        $10,693       $11,452       $11,413
    Apr-89            $11,044        $10,878       $11,606       $11,624
    May-89            $11,305        $11,136       $11,781       $11,806
    Jun-89            $11,595        $11,421       $11,995       $12,063
    Jul-89            $11,818        $11,641       $12,165       $12,277
    Aug-89            $11,596        $11,422       $12,079       $12,155
    Sep-89            $11,628        $11,453       $12,138       $12,221
    Oct-89            $11,955        $11,776       $12,335       $12,442
    Nov-89            $12,061        $11,880       $12,437       $12,556
    Dec-89            $12,080        $11,899       $12,486       $12,600

                              US GOVT. INCOME FUND

                      Landmark
                        U.S.       Landmark
                     Government       U.S.
                       Income      Government    Lipper Short   Lehman 1-5
                       Fund -        Income        Term US        Yr. US
                      Without      Fund - With    Government     Treasury
                       Sales          Sales         Funds         Index
                       Charge        Charge        Average     (Unmanaged)

    Jan-90            $11,867        $11,689       $12,467       $12,570
    Feb-90            $11,880        $11,702       $12,524       $12,627
    Mar-90            $11,864        $11,686       $12,562       $12,652
    Apr-90            $11,671        $11,496       $12,576       $12,653
    May-90            $12,059        $11,878       $12,763       $12,880
    Jun-90            $12,265        $12,081       $12,893       $13,030
    Jul-90            $12,441        $12,254       $13,044       $13,205
    Aug-90            $12,260        $12,077       $13,065       $13,219
    Sep-90            $12,357        $12,172       $13,162       $13,219
    Oct-90            $12,523        $12,336       $13,296       $13,498
    Nov-90            $12,807        $12,615       $13,442       $13,654
    Dec-90            $13,034        $12,839       $13,593       $13,830
    Jan-91            $13,183        $12,985       $13,716       $13,964
    Feb-91            $13,258        $13,059       $13,795       $14,048
    Mar-91            $13,309        $13,110       $13,870       $14,135
    Apr-91            $13,442        $13,240       $13,998       $14,279
    May-91            $13,510        $13,307       $14,078       $14,363
    Jun-91            $13,454        $13,252       $14,107       $14,398
    Jul-91            $13,659        $13,454       $14,244       $14,542
    Aug-91            $13,982        $13,772       $14,445       $14,780
    Sep-91            $14,324        $14,109       $14,613       $14,981
    Oct-91            $14,459        $14,242       $14,762       $15,157
    Nov-91            $14,535        $14,317       $14,902       $15,328
    Dec-91            $14,833        $14,610       $15,152       $15,624
    Jan-92            $14,733        $14,512       $15,063       $15,544
    Feb-92            $14,802        $14,580       $15,024       $15,584
    Mar-92            $14,777        $14,555       $14,937       $15,547
    Apr-92            $14,863        $14,640       $15,059       $15,698
    May-92            $15,058        $14,832       $15,217       $15,889
    Jun-92            $15,215        $14,987       $15,375       $16,096
    Jul-92            $15,410        $15,179       $15,560       $16,347
    Aug-92            $15,512        $15,279       $15,687       $16,512
    Sep-92            $15,649        $15,414       $15,816       $16,709
    Oct-92            $15,502        $15,270       $15,693       $16,541
    Nov-92            $15,483        $15,251       $15,668       $16,485
    Dec-92            $15,657        $15,422       $15,818       $16,670
    Jan-93            $15,866        $15,628       $16,017       $16,933
    Feb-93            $16,022        $15,781       $16,170       $17,131
    Mar-93            $16,078        $15,837       $16,221       $17,190
    Apr-93            $16,177        $15,934       $16,312       $17,320
    May-93            $16,125        $15,883       $16,293       $17,261
    Jun-93            $16,303        $16,059       $16,444       $17,448
    Jul-93            $16,295        $16,051       $16,488       $17,479
    Aug-93            $16,534        $16,286       $16,650       $17,689
    Sep-93            $16,600        $16,351       $16,697       $17,747
    Oct-93            $16,637        $16,387       $16,725       $17,790
    Nov-93            $16,555        $16,307       $16,677       $17,751
    Dec-93            $16,609        $16,359       $16,737       $17,822

                           US GOVT. INCOME FUND

                      Landmark
                        U.S.       Landmark
                     Government       U.S.
                       Income      Government    Lipper Short   Lehman 1-5
                       Fund -        Income        Term US        Yr. US
                      Without      Fund - With    Government     Treasury
                       Sales          Sales         Funds         Index
                       Charge        Charge        Average     (Unmanaged)

    Jan-94            $16,709        $16,458       $16,850       $17,970
    Feb-94            $16,524        $16,276       $16,711       $17,786
    Mar-94            $16,330        $16,085       $16,538       $17,612
    Apr-94            $16,208        $15,965       $16,421       $17,510
    May-94            $16,240        $15,997       $16,391       $17,529
    Jun-94            $16,238        $15,995       $16,390       $17,555
    Jul-94            $16,408        $16,162       $16,523       $17,747
    Aug-94            $16,441        $16,194       $16,561       $17,802
    Sep-94            $16,353        $16,108       $16,503       $17,706
    Oct-94            $16,369        $16,123       $16,512       $17,729
    Nov-94            $16,280        $16,036       $16,446       $17,640
    Dec-94            $16,324        $16,079       $16,483       $17,681
    Jan-95            $16,569        $16,320       $16,687       $17,949
    Feb-95            $16,797        $16,545       $16,926       $18,253
    Mar-95            $16,884        $16,631       $17,014       $18,355
    Apr-95            $17,060        $16,804       $17,160       $18,544
    May-95            $17,452        $17,190       $17,498       $18,971
    Jun-95            $17,540        $17,277       $17,586       $19,084
    Jul-95            $17,520        $17,258       $17,607       $19,126
    Aug-95            $17,646        $17,381       $17,735       $19,256
    Sep-95            $17,735        $17,469       $17,836       $19,364
    Oct-95            $17,879        $17,611       $17,995       $19,552
    Nov-95            $18,061        $17,790       $18,168       $19,755
    Dec-95            $18,198        $17,925       $18,319       $19,927

-------------------------------------------------------------------------------
 Landmark U.S. Government Income Fund
-------------------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES     December 31, 1995
-------------------------------------------------------------------------------

ASSETS:
Investment in Government Income Portfolio, at value (Note 1).....   $35,532,114
Receivable for shares of beneficial interest sold................         1,946
Receivable from the Administrator................................        14,062
                                                                    -----------
    Total assets.................................................    35,548,122
                                                                    -----------
LIABILITIES:
Payable for shares of beneficial interest repurchased............       222,344
Accrued expenses and other liabilities...........................           394
                                                                    -----------
    Total liabilities............................................       222,738
                                                                    -----------
NET ASSETS for 3,611,187 shares of beneficial
 interest outstanding............................................   $35,325,384
                                                                    ===========

NET ASSETS CONSIST OF:
Paid-in capital..................................................   $38,254,911
Accumulated net realized loss....................................    (2,914,890)
Unrealized depreciation..........................................       (33,446)
Undistributed net investment income..............................        18,809
                                                                    -----------
    Total........................................................   $35,325,384
                                                                    ===========
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
 OF BENEFICIAL INTEREST  ........................................      $9.78
                                                                       =====
COMPUTATION OF OFFERING PRICE:
Maximum Offering Price per share based on a 1.50%
 sales charge ($9.78/0.985)......................................      $9.93
                                                                       =====

See notes to financial statements

-------------------------------------------------------------------------------
 Landmark U.S. Government Income Fund
-------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS     December 31, 1995
 For the year Ended December 31, 1995
-------------------------------------------------------------------------------

INVESTMENT INCOME (Note 1B):
Interest Income from Government Income Portfolio........  $2,789,786
Allocated Expenses from Government Income Portfolio.....    (165,068)
                                                          ----------
  Net investment income from Government
   Income Portfolio.....................................             $2,624,718

EXPENSES:
Shareholder Servicing Agents' fees (Note 2B)............     180,611
Administrative fees (Note 2A)...........................      72,047
Distribution fees (Note 3)..............................      22,576
Legal fees..............................................      20,701
Shareholder reports.....................................      18,360
Trustees' fees..........................................      13,067
Transfer agent fees.....................................      12,000
Auditing fees...........................................      14,050
Custodian fees..........................................       8,850
Miscellaneous...........................................      10,751
                                                             -------
    Total expenses......................................     373,013

Less aggregate amount waived by Administrator,
 Shareholder Servicing Agents, and Distributor
 (Notes 2A, 2B and 3)...................................    (162,353)
    Expenses Assumed by the Administrator (Note 6)......     (14,062)
                                                            --------
    Net expenses........................................                196,598
                                                                     ----------
    Net investment income...............................              2,428,120
                                                                     ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM
 GOVERNMENT INCOME PORTFOLIO:
Net realized gain (loss)................................                696,470
Net change in unrealized appreciation (depreciation)....              2,013,487
                                                                     ----------
     Net realized and unrealized gain (loss)
       from Government Income Portfolio ................              2,709,957
                                                                     ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...             $5,138,077
                                                                     ==========

See notes to financial statements

--------------------------------------------------------------------------------
 Landmark U.S. Government Income Fund
--------------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                        Year Ended          Year Ended
                                                                     December 31, 1995   December 31, 1994
                                                                     -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income........................................          $ 2,428,120          $ 3,219,042
Net realized gain (loss).....................................              696,470           (2,780,042)
Net change in unrealized appreciation (depreciation).........            2,013,487           (1,924,684)
                                                                       -----------          -----------
  Net increase (decrease) in net assets resulting
   from operations ..........................................            5,138,077           (1,485,684)
                                                                       -----------          -----------
DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income........................................           (2,440,326)          (3,193,045)
                                                                       -----------          -----------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST (Note 5):
Net proceeds from sale of shares.............................            3,008,033           20,093,238
Net asset value of shares issued to shareholders
  from reinvestment of dividends.............................            2,420,954            3,182,428
Cost of shares repurchased...................................          (25,734,586)         (44,969,764)
                                                                       -----------          -----------
Net decrease in net assets from transactions in shares of
  beneficial interest........................................          (20,305,599)         (21,694,098)
                                                                       -----------          -----------
NET DECREASE IN NET ASSETS ..................................          (17,607,848)         (26,372,827)

NET ASSETS:
Beginning of period..........................................           52,933,232           79,306,059
                                                                       -----------          -----------
End of period (including undistributed net investment
  income of $18,809 and $31,015, respectively)...............          $35,325,384          $52,933,232
                                                                       ===========          ===========

See notes to financial statements

-------------------------------------------------------------------------------
 Landmark U.S. Government Income Fund
-------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

                                                                   FOUR MONTHS
                                                  YEAR ENDED          ENDED
                                                 DECEMBER 31,      DECEMBER 31,      YEAR ENDED AUGUST 31,
                                                -------------         1993++      -------------------------
                                                1995      1994++    (Note 1F)     1993++     1992++     1991++
                                                ----      ----     ----------     ----       ----       ----
Net Asset Value, beginning of period......... $  9.28    $  9.91     $ 10.01      $ 9.85      $  9.42     $ 8.93
                                              -------    -------     -------      ------      -------     ------

Income From Operations:
Net investment income........................   0.543      0.466       0.183       0.448        0.591      0.710
Net realized and unrealized gain (loss)......   0.500     (0.635)     (0.138)      0.183        0.413      0.499
                                              -------    -------     -------      ------      -------     ------
     Total from operations...................   1.043     (0.169)      0.045       0.631        1.004      1.209
                                              -------    -------     -------      ------      -------     ------
Less Distributions From:

  Net investment income......................  (0.543)    (0.461)     (0.145)     (0.464)      (0.574)    (0.719)
  In excess of net investment income.........     --        --          --        (0.007)        --          --
                                              -------    -------     -------      ------      -------     ------
      Total from distributions...............  (0.543)    (0.461)     (0.145)     (0.471)      (0.574)    (0.719)
                                              -------    -------     -------      ------      -------     ------
Net Asset Value, end of period............... $  9.78    $  9.28     $  9.91      $10.01      $  9.85     $ 9.42
                                              =======    =======     =======      ======      =======     ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted).... $35,325    $52,933     $79,306     $82,114      $56,159    $25,556
Ratio of expenses to average net assets......   0.80%(A)   0.80%(A)    0.80%+      0.80%        0.51%      0.97%
Ratio of net investment income to average
  net assets.................................   5.38%      4.72%       4.34%+      4.46%        6.03%      7.71%
Portfolio turnover (B).......................     --         22%         26%        111%         161%        42%
Total return.................................  11.48%    (1.72)%       0.45%**     6.59%       10.94%     14.04%

     Note: If Agents of the Fund for the periods indicated and Agents of Government Income Portfolio for the period May 1, 1994 to December 31, 1994 and for the year ended December 31, 1995 had not voluntarily waived a portion of their fees and assumed Fund expenses, the net investment income per share and the ratios would have been as follows:

Net investment income per share.............. $0.499     $0.421      $0.164      $0.400       $ 0.503    $ 0.659
Ratios:
Expenses to average net assets...............  1.23%(A)   1.26%(A)    1.27%+      1.27%         1.41%      1.52%
Net investment income to
 average net assets..........................  4.95%      4.26%       3.88%+      3.98%         5.13%      7.16%
 ** Not annualized
  + Annualized
(A) Includes the Fund's share of Government Income Portfolio allocated expenses for the periods subsquent to May, 1 1994.
(B) Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.
 ++ On May 1, 1994, the Fund began investing all its investable assets in Government Income Portfolio.

See notes to financial statements

-------------------------------------------------------------------------------
 Landmark U.S. Government Income Fund
-------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

(1) SIGNIFICANT ACCOUNTING POLICIES
The Landmark U.S. Government Income Fund (the "Fund") is a separate diversified series of Landmark Fixed Income Funds (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund invests all of its investable assets in Government Income Portfolio (the "Portfolio"), a management investment company for which Citibank, N.A. ("Citibank") serves as Investment Adviser. Landmark Funds Broker-Dealer Services, Inc. ("LFBDS") acts as the Trust's Administrator and Distributor. Citibank also serves as Sub-Administrator and makes Fund shares available to customers as Shareholder Servicing Agent.

The Trust seeks to achieve the Fund's investment objective to provide shareholders with monthly dividends, as well as to protect the value of the investment of shareholders by investing all of its investable assets in the Portfolio, an open-end, diversified management investment company having the same investment objective and policies and substantially the same investment restrictions as the Fund. The value of such investment reflects the Fund's proportionate interest (66.9% at December 31, 1995) in the net assets of the Portfolio.

The financial statements of the Portfolio, including the portfolio of investments, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosure in the financial statements. Actual results could differ from those estimates.

The significant accounting policies consistently followed by the Fund are in conformity with generally accepted accounting principles and are as follows:

A. Investment Valuation -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B. Investment Income -- The Fund earns income, net of Portfolio expenses, daily based on its investment in the Portfolio.

C. Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investment transactions. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 1995, the Fund, for federal income tax purposes, had a capital loss carryover of $2,906,093, of which $835,037 will expire on December 31, 1996, $1,741,548 will expire on December 31, 2002 and $329,508 will expire on December 31, 2003. Such capital loss carryover will reduce the Fund's taxable income arising from future net realized capital gain on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax.

D. Expenses -- The Fund bears all costs of its operations other than expenses specifically assumed by Citibank and LFBDS. Expenses incurred by the Trust with respect to any two or more funds or series are allocated in proportion to the average net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund. The Fund's share of the Portfolio's expenses are charged against and reduce the amount of the Fund's investment in the Portfolio.

E. Distributions -- Distributions to shareholders are recorded on ex-dividend date. The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. These differences are attributable to permanent book and tax accounting differences.

Reclassifications are made to the Fund's capital accounts to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. For the year ended December31,1995, the fund reclassed $730,266 to accumulated net realized loss on investments from paid-in capital.

F. Change in Fiscal Year End -- Effective September 1, 1993, the Fund changed its fiscal year end from August 31 to December 31.

G. Other -- All the net investment income and realized and unrealized gain and loss of the Portfolio is allocated pro rata, based on respective ownership interests, among the Fund and the other investors in the Portfolio at the time of such determination. Investment transactions are accounted for on a trade date basis.

(2) ADMINISTRATIVE SERVICES PLAN
The Trust has adopted an Administrative Services Plan which provides that the Trust, on behalf of the Fund, may obtain the services of an Administrator, one or more Shareholder Servicing Agents and other Servicing Agents and may enter into agreements providing for the payment of fees for such services. Under the Trust Administrative Services Plan, the aggregate of the fees paid to the Administrator from the Fund and the Portfolio, the fees paid to the Shareholder Servicing Agents from the Fund under such Plan and the Basic Distribution Fee paid from the Fund to the Distributor under the Distribution Plan may not exceed 0.65% of the Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year.

A. Administrative Fees -- Under the terms of an Administrative Services Agreement, the administrative fees paid to the Administrator, as compensation for overall administrative services and general office facilities, may not exceed an annual rate of 0.20% of the Fund's average daily net assets and 0.05% of the Portfolio's average daily net assets. For the year ended December 31, 1995, under the Administrative Services Plan the Administrator received fees computed at an annual rate of 0.15% of the Fund's average daily net assets which amounted to $72,047, all of which was voluntarily waived. Citibank acts as Sub-Administrator and performs such duties and receives such compensation from LFBDS as from time to time is agreed to by LFBDS and Citibank. The Fund pays no compensation directly to any Trustee or any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Fund from the Administrator or its affiliates. Certain of the officers and a Trustee of the Fund are officers or directors of the Administrator or its affiliates.

B. Shareholder Servicing Agents' Fees -- The Trust, on behalf of the Fund, has entered into shareholder servicing agreements with each Shareholder Servicing Agent pursuant to which that Shareholder Servicing Agent acts as an agent for its customers and provides other related services. For their services, each Shareholder Servicing Agent receives fees from the Fund, which may be paid periodically, which may not exceed, on an annualized basis, an amount equal to 0.40% of the average daily net assets of the Fund represented by shares owned during the period for which payment is being made by investors for whom such Shareholder Servicing Agent maintains a servicing relationship. Shareholder Servicing Agents fees amounted to $180,611, of which $67,730 was voluntarily waived for the year ended December 31, 1995.

(3) DISTRIBUTION FEES
The Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, in which the Fund reimburses the Distributor for expenses incurred or anticipated in connection with sales of shares of the Fund, at an annual rate not to exceed 0.15% of the Fund's average daily net assets. The Distributor may also receive an additional fee from the Fund not to exceed 0.05% of the Fund's average daily net assets in anticipation of, or as reimbursement for, advertising expenses incurred by the Distributor in connection with the sale of shares of the Fund. No payment of such additional fees has been made during the period. Under the Administrative Services Plan, the distribution fees were computed at an annual rate of 0.05% of the Fund's average daily net assets which amounted to $22,576, all of which was voluntarily waived for the year ended December 31, 1995.

(4) INVESTMENT TRANSACTIONS
Increases and decreases in the Fund's investment in the Portfolio for the year ended December 31, 1995 aggregated $3,012,665 and $26,134,522, respectively.

(5) SHARES OF BENEFICIAL INTEREST
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in shares of beneficial interest were as follows:

                                                              Year Ended
                                                             December 31,
                                                          -----------------
                                                          1995        1994
                                                          -------   -------
Shares sold.........................................      311,521   2,047,894
Shares issued to shareholders from
 reinvestment of dividends .........................      251,882     333,897
Shares repurchased..................................   (2,655,041) (4,683,580)
                                                       ----------  ----------
Net decrease........................................   (2,091,638) (2,301,789)
                                                       ==========  ==========

6) ASSUMPTION OF EXPENSES
LFBDS has voluntarily agreed to pay a portion of the unwaived expenses of the Fund for the period ended December 31, 1995, which amounted to $14,062.

--------------------------------------------------------------------------------
 Landmark U.S. Government Income Fund
--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

TO THE TRUSTEES AND THE SHAREHOLDERS OF LANDMARK FIXED INCOME FUNDS (THE TRUST):
LANDMARK U.S. GOVERNMENT INCOME FUND

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Landmark U.S. Government Income Fund (the "Fund"), a series of Landmark Fixed Income Funds, at December 31, 1995, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Boston, Massachusetts
February 7, 1996

-------------------------------------------------------------------------------
 Government Income Portfolio
-------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS December 31, 1995
-------------------------------------------------------------------------------

                                 PRINCIPAL
                                  AMOUNT
ISSUER                         (000 OMITTED)     VALUE
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 15.4%
-------------------------------------------------------------------------------

 8.00%, 2006.............         $  294      $  306,531
 8.00%, 2007.............            249         259,424
 8.00%, 2017.............            578         602,840
 8.00%, 2021.............            291         302,866
 8.00%, 2022.............            253         263,274
 9.50%, 2016.............              3           3,663
 9.50%, 2017.............             69          74,445
 9.50%, 2018.............             65          70,017
 9.50%, 2019.............             80          85,901
 9.50%, 2020.............             76          81,469
 6.00%, 2026 TBA.........          1,000       1,009,530
 7.50%, 2025 TBA.........          5,000       5,143,750
                                               ---------
                                               8,203,710
                                               ---------

                                 PRINCIPAL
                                  AMOUNT
ISSUER                         (000 OMITTED)     VALUE
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 U.S. GOVERNMENT OBLIGATIONS - 78.8%
-------------------------------------------------------------------------------
United States Treasury Notes,
  4.625%, 2/15/96..........................        $  2,064     $ 2,062,700
  7.25%, 8/31/96...........................           6,605       6,685,515
  6.125%, 5/31/97..........................           8,350       8,451,786
  6.00%, 12/31/97..........................           8,000       8,123,760
  5.375%, 5/31/98..........................           1,675       1,680,494
  6.875%, 3/31/00..........................          14,100      14,895,381
                                                                -----------
                                                                $41,899,636
                                                                -----------
SHORT-TERM OBLIGATIONS - 15.9%
Saloman Repurchase Agreement
  5.375% due 2/1/96 proceeds
  at maturity $523,805
  (secured by $487,763 U.S. Treasury
 Bill 5.15% due 6/13/96 and $47,583
 U.S. Treasury Bill
 5.15% due 6/6/96.)........................             523         523,492

United States Treasury Bill
  4.85%, 3/28/96...........................           8,000       7,903,000
                                                                -----------
                                                                  8,426,492
                                                                -----------
TOTAL INVESTMENTS
 (Identified Cost $58,474,163).............   110.1%             58,529,838

OTHER ASSETS
 LESS LIABILITIES..........................   (10.1)             (5,384,545)
                                              ------            -----------
NET ASSETS.................................   100.0%            $53,145,293
                                              ======            ===========


*TBA's are mortgage-backed securities traded under delayed delivery commitments, settling after December 31, 1995. Although the unit price for the trade has been established, the principal value has not been finalized. However, the amount of the commitment will not fluctuate more than 2% from the principal amount. Income on TBA's is not earned until settlement date.

See notes to financial statements

-------------------------------------------------------------------------------
 Government Income Portfolio
-------------------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES  December 31, 1995
-------------------------------------------------------------------------------
ASSETS:
Investments at value (Note 1A) (Identified Cost, $58,474,163)..     $58,529,838
Interest receivable............................................         753,762
                                                                    -----------
    Total assets...............................................      59,283,600
                                                                    -----------
LIABILITIES:
Payable for securities purchased...............................       6,122,656
Payable to affiliates--Investment advisory fees (Note 2).......          15,651
                                                                    -----------
    Total Liabilities..........................................       6,138,307
                                                                    -----------
NET ASSETS ....................................................     $53,145,293
                                                                    ===========
REPRESENTED BY:
Paid-in capital for beneficial interests.......................     $53,145,293
                                                                    ===========

See notes to financial statements

-------------------------------------------------------------------------------
 Government Income Portfolio
-------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS
 For the Year Ended December 31, 1995
-------------------------------------------------------------------------------

INTEREST INCOME (Note 1B):...................... ...                 $3,159,360

EXPENSES:
Investment advisory fees (Note 2)..................   $179,525
Administrative fees (Note 3).......................     25,646
Expense fees (Note 6)..............................        500
                                                       --------
  Total expenses...................................    205,671

Less aggregate amount waived by the
 Investment Adviser and Administrator
 (Note 2 and Note 3)...............................    (19,276)
                                                       --------
Net Expense........................................                     186,395
                                                                      ----------
  Net investment income............................                   2,972,965
                                                                      ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain from investment transactions.....                     883,687
Unrealized appreciation (depreciation) of investments--
   Beginning of period............................. (2,077,668)
   End of period...................................     55,675
                                                     ----------
   Net change in unrealized appreciation
   (depreciation) of investments...................                   2,133,343
                                                                     ----------
   Net realized and unrealized gain on investments.                   3,017,030
                                                                     ----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS........................                  $5,989,995
                                                                     ==========

See notes to financial statements

-------------------------------------------------------------------------------
 Government Income Portfolio
-------------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                                                                MAY 1, 1994
                                                                                               (COMMENCEMENT
                                                                          YEAR ENDED         OF OPERATIONS) TO
                                                                       DECEMBER 31, 1995     DECEMBER 31, 1994
                                                                       -----------------     -----------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income..................................................  $ 2,972,965           $ 2,240,079
Net realized gain (loss) on investment transactions...................       883,687            (2,084,009)
Net change in unrealized appreciation (depreciation) of investments....    2,133,343               443,611
                                                                         -----------           -----------
    Net increase (decrease) in net assets resulting from operations....    5,989,995               599,681
                                                                         -----------           -----------
CAPITAL TRANSACTIONS:
Proceeds from contributions............................................   18,686,471            80,362,853
Value of withdrawals...................................................  (27,204,245)          (25,289,462)
                                                                         -----------           -----------
    Net increase (decrease) in net assets from capital transactions....   (8,517,774)           55,073,391
                                                                         -----------           -----------
NET INCREASE (DECREASE) IN NET ASSETS: ................................   (2,527,779)           55,673,072
NET ASSETS:
Beginning of period....................................................   55,673,072                    --
                                                                         -----------           -----------
End of period..........................................................  $53,145,293           $55,673,072
                                                                         ===========           ===========

See notes to financial statements

--------------------------------------------------------------------------------
 Government Income Portfolio
--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                              FOR THE PERIOD
                                                                                                MAY 1, 1994
                                                                                             (COMMENCEMENT OF
                                                                          YEAR ENDED          OPERATIONS) TO
                                                                       DECEMBER 31, 1995    DECEMBER 31, 1994
                                                                       -----------------    -----------------
RATIOS/SUPPLEMENTAL DATA:

Net Assets, end of period (000's omitted)..............................    $53,145               $55,673
Ratio of expenses to average net assets................................       0.36%                 0.43%*
Ratio of net investment income to average net assets...................       5.80%                 5.27%*
Portfolio turnover.....................................................        284%                   40%
Note: If Agents of the Portfolio had not voluntarily waived a portion of their fees during the period indicated, the ratios would have been as follows:

RATIOS:
Expenses to average net assets.........................................       0.40%                 0.44%*
Net investment income to average net assets............................       5.76%                 5.26%*
* Annualized

See notes to financial statements

--------------------------------------------------------------------------------
 Government Income Portfolio
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1) SIGNIFICANT ACCOUNTING POLICIES
Government Income Portfolio (the "Portfolio"), a separate series of The Premium Portfolios (the "Portfolio Trust"), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. The Investment Adviser of the Portfolio is Citibank, N.A. ("Citibank"). Signature Financial Group (Grand Cayman), Ltd. ("SFG") acts as the Portfolio's Administrator.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts to and disclosure in the financial statements. Actual results could differ from those estimates.

The significant accounting policies consistently followed by the Portfolio are in conformity with generally accepted accounting principles and are as follows:

A. INVESTMENT SECURITY VALUATIONS -- Debt securities (other than short-term obligations maturing in 60 days or less) are valued on the basis of valuations furnished by pricing services approved by the Board of Trustees, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance on quoted prices or exchange or over-the counter prices. Short-term obligations maturing in 60 days or less are valued at amortized cost, which approximates market value. Securities, if any, for which there are no such valuations or quotations are valued at fair value as determined in good faith by or under guidelines established by the Trustees.

B. INCOME -- Interest income consists of interest accrued and discount earned, adjusted for amortization of premium or discount on long-term debt securities when required for U.S. federal income tax purposes. Gain and loss from principal paydowns are recorded as income.

C. U.S. FEDERAL INCOME TAXES -- The Portfolio is considered a partnership under the U.S. Internal Revenue Code. Accordingly, no provision for federal income taxes is necessary.

D. EXPENSES -- The Portfolio bears all costs of its operations other than expenses specifically assumed by Citibank and SFG. Expenses incurred by the Portfolio Trust with respect to any two or more portfolios or series are allocated in proportion to the average net assets of each portfolio, except when allocations of direct expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.

E. REPURCHASE AGREEMENTS -- It is the policy of the Portfolio to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreements. Additionally, procedures have been established by the Portfolio to monitor, on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

F. TBA PURCHASE COMMITMENTS -- The Portfolio enters into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitment will not fluctuate more than 2.0% from the principal amount. The Portfolio holds, and maintains until the settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Portfolio's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, generally according to the procedures described under Note 1A.

Although the Portfolio will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio, the Portfolio may dispose of a commitment prior to settlement if the Portfolio's Adviser deems it appropriate to do so.

G. OTHER -- Investment transactions are accounted for on the date the investments are purchased or sold. Realized gains and losses are determined on the identified cost basis.

(2) INVESTMENT ADVISORY FEES
The investment advisory fees paid to Citibank, as compensation for overall investment management services, amounted to $179,525, of which $1,055 was voluntarily waived for the year ended December 31, 1995. The investment advisory fees are computed at the annual rate of 0.35% of the Portfolio's average daily net assets.

(3) ADMINISTRATIVE FEES
Under the terms of an Administrative Services Agreement, the administrative fees paid to the Administrator, as compensation for overall administrative services and general office facilities, are computed at the annual rate of 0.05% of the Portfolio's average daily net assets. The administrative fees amounted to $25,646 of which $18,221 was voluntarily waived, for the year ended December 31, 1995. Citibank acts as Sub-Administrator and performs such duties and receives such compensation from SFG as from time to time is agreed to by SFG and Citibank. The Portfolio pays no compensation directly to any Trustee or any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Portfolio from the Administrator or its affiliates. Certain of the officers and a Trustee of the Portfolio are officers or directors of the Administrator or its affiliates.

(4) PURCHASES AND SALES OF INVESTMENTS
Purchases and sales of U.S. Government securities, other than short-term obligations, aggregated $141,154,161 and $148,131,092, respectively, for the year ended December 31, 1995.

(5) FEDERAL INCOME TAX BASIS
    OF INVESTMENTS
The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 1995, as computed on a federal income tax basis, are as follows:

Aggregate cost......................                          $58,474,163
                                                              ===========
Gross unrealized appreciation.......                          $   274,473
Gross unrealized depreciation.......                             (218,798)
                                                              -----------
Net unrealized appreciation.........                          $    55,675
                                                              ===========

(6) EXPENSE FEES
SFG has entered into an expense agreement with the Portfolio. SFG has agreed to pay all of the ordinary operating expenses (excluding interest, taxes, brokerage commissions, litigation costs or other extraordinary costs or expenses) of the Portfolio, other than fees paid under the Advisory Agreement and Administrative Services Agreement. The Agreement may be terminated by either party upon not less than 30 days nor more than 60 days written notice.

The Portfolio has agreed to pay SFG an expense fee on an annual basis, accrued daily and paid monthly; provided, however, that such fee shall not exceed the amount such that immediately after any such payment the aggregate ordinary expenses of the Portfolio would, on an annual basis, exceed an agreed upon rate, currently 0.40% of the Portfolio's average daily net assets.

(7) LINE OF CREDIT
The Portfolio, along with other Landmark Funds entered into an ongoing agreement with a bank which allows the Funds collectively to borrow up to $40 million for temporary or emergency purposes. Interest on borrowings, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. In addition, the $15 million committed portion of the line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the year ended December 31, 1995 the commitment fee allocated to the Portfolio was $366. Since the line of credit was established, there have been no borrowings.


-------------------------------------------------------------------------------
 Government Income Portfolio
-------------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT
-------------------------------------------------------------------------------

TO THE TRUSTEES AND THE INVESTORS OF THE PREMIUM PORTFOLIOS (THE TRUST), WITH RESPECT TO ITS SERIES, GOVERNMENT INCOME PORTFOLIO:

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Government Income Portfolio (the "Portfolio"), a series of The Premium Portfolios, as at December 31, 1995 and the related statements of operations and of changes in net assets and the financial highlights for the periods indicated. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned as at December 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmation from brokers were not received, provide a reasonable basis for our opinion.

     In our opinion, these financial statements present fairly, in all material respects, the financial position of the Portfolio as at December 31, 1995, the results of its operations and the changes in its net assets and the financial highlights for the periods indicated in accordance with U.S. generally accepted accounting principles.

PRICE WATERHOUSE
Chartered Accountants

Toronto, Ontario
February 7, 1996

-------------------------------------------------------------------------------
 SHAREHOLDER
 SERVICING AGENTS
-------------------------------------------------------------------------------

FOR CITIBANK NEW YORK RETAIL BANKING AND
BUSINESS AND PROFESSIONAL CUSTOMERS:
Citibank, N.A.
450 West 33rd Street, New York, NY 10001
(212) 564-3456 or (800) 846-5300

FOR CITIGOLD CUSTOMERS:
Citibank, N.A.
Citigold
P.O. Box 5130, New York, NY 10126-5130
Call Your Citigold Executive or, in NY or CT, (800) 285-1701,
For all other States, (800) 285-1707

FOR PRIVATE BANKING CLIENTS:
Citibank, N.A.
The Citibank Private Bank
153 East 53rd Street, New York, NY 10043
Call Your Citibank Private Banking Account Officer,
Registered Representative or (212) 559-5959

FOR CITIBANK GLOBAL ASSET MANAGEMENT CLIENTS:
Citibank, N.A.
Citibank Global Asset Management
153 East 53rd Street, New York, NY 10043
(212) 559-7117

FOR NORTH AMERICAN INVESTOR SERVICES CLIENTS:
Citibank, N.A.
111 Wall Street, New York, NY 10043
Call Your Account Manager or (212) 657-9100

FOR CITICORP INVESTMENT SERVICES CUSTOMERS:
Citicorp Investment Services
One Court Square, Long Island City, NY 11120
Call Your Investment Consultant or (800) 846-5200
(212) 736-8170 in New York City

LANDMARK
FUNDS

MONEY MARKET FUNDS:
Cash Reserves
Premium Liquid Reserves
Institutional Liquid Reserves

U.S. Treasury Reserves
Premium U.S. Treasury Reserves
Institutional U.S. Treasury Reserves

Tax Free Reserves
California Tax Free Reserves
Connecticut Tax Free Reserves
New York Tax Free Reserves

STOCK & BOND FUNDS:
U.S. Government Income Fund
Intermediate Income Fund
National Tax Free Income Fund
New York Tax Free Income Fund

Balanced Fund
Equity Fund
International Equity Fund
Small Cap Equity Fund
Emerging Asian Markets Equity Fund